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                                  EXHIBIT 21
                         CYPRUS AMAX MINERALS COMPANY

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                        SUBSIDIARIES OF THE REGISTRANT
                             AT DECEMBER 31, 1997

                                                                    Organized
                                                                      Under
                 Company                                             Laws of
---------------------------------------------                        -------

Cyprus Metals Company                                                Delaware
  Cyprus Climax Metals Company                                       Delaware
      Byner Cattle Company                                            Nevada
      Copper Market, Inc.                                             Arizona
      Climax Molybdenum Company                                      Delaware
         Climax Molybdenum Marketing Corporation                     Delaware
         Climax Molybdenum B.V.                                  The Netherlands
      Climax Molybdenum GmbH                                         Germany
      Climax Molybdenum S.R.L.                                        Italy
      Cyprus Amax del Peru Corporation                               Delaware
      Cyprus Amax Finance Chile Corporation                          Delaware
      Cyprus Bagdad Copper Corporation                               Delaware
      Cyprus Christmas Mine Corporation                              Delaware
      Cyprus Copper Marketing Corporation                            Delaware
      Cyprus El Abra Corporation                                     Delaware
         Sociedad Contractual Minera El Abra - (51%) (a)              Chile
         Cyprus Lac Minera Limitada - (50%) (b)                       Chile
      Cyprus Miami Mining Corporation                                Delaware
      Cyprus Pima Mining Company - (75.01%) (c)                      California
      Cyprus Pinos Altos Corporation                                 Delaware
      Cyprus Rod Chicago Corporation                                 Delaware
      Cyprus Sierrita Corporation                                    Delaware
         Las Quintas Serenas Water Co. - (59%) (d)                    Arizona
      Cyprus Tohono Corporation                                      Delaware
      Cyprus Tonopah Mining Corporation                              Delaware
      Sociedad Minera Cerro Verde S.A. - (82.5%) (e)                   Peru

  Cyprus Gold Company                                                Delaware
      Cyprus Copperstone Gold Corporation                            Delaware
      Cyprus Gold Australia Corporation                              Delaware
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                                                                   Organized
                                                                     Under
                 Company                                            Laws of
---------------------------------------------                       -------

  Cyprus Exploration and Development Corporation                    Delaware
      Cyprus Amax China Corporation                                 Delaware
      Cyprus Amax Ghana Corporation                                 Delaware
      Cyprus Amax Indonesia Corporation                             Delaware
         PT Cyprus Amax Indonesia  (f)                              Indonesia
      Cyprus Amax Indonesia Holdings Limited                        Bermuda
         PT Cyprus Amax Iriana - (85.01%)(g)                        Indonesia
      Cyprus Amax Phillippines Corporation                          Delaware
      Cyprus Amax Zambia Corporation                                Delaware
      Cyprus Amax Zimbabwe Corporation                              Delaware
      Cyprus Canada, Inc.                                            Canada
      Cyprus Gold Exploration Corporation                           Delaware
      Cyprus Metals Exploration Corporation                         Delaware
      Cyprus Minera de Panama, S.A.                                  Panama
      Minera Cyprus Antacori Corporation                            Delaware
         Rio Blanco Exploration, LLC - (50%) (h)                    Colorado
  Compania Mexicana de Exploracion Cyprus, S.A. de C.V.              Mexico
  Cyprus Mexico Corporation                                         Delaware
  Cyprus Minera de Chile, Inc.                                      Delaware
  Cyprus Urals Corporation                                          Delaware
  Cyprus Zinc Corporation                                           Delaware
  Minera Cuicuilco S.A. de C.V.                                      Mexico
  Servicios Cyprus S.A. de C.V.                                      Mexico

Cyprus Specialty Metals Company                                     Delaware
      Cyprus Foote Mineral Company                                Pennsylvania
         Minera Cyprus Chile Limitada  (i)                           Chile
      Minera Cyprus Amax Chile Limitada - (50%) (j)                  Chile
         Sociedad Chilena de Litio Limitada  (k)                     Chile

Cyprus Mines Corporation                                            Delaware
  Cyprus Amax Minerals Japan Corporation                            Delaware

Amax Metals Recovery, Inc.                                          Delaware
Amax Nickel Overseas Ventures, Inc.                                 Delaware
Amax Specialty Metals (Canada) Limited                               Canada
  Ametalco (Toronto) Limited                                         Canada
  Ametalco (Vancouver) Limited                                       Canada
American Metal Climax, Inc.                                         Delaware
Ametalco Inc.                                                       New York
  Ametalco Limited                                                   England
         Ametalco U.K.                                               England
         Climax Molybdenum U.K. Limited                              England
Climax Canada Ltd.                                                   Delaware
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                                                                   Organized
                                                                     Under
                 Company                                            Laws of
---------------------------------------------                       -------

Gold Hill Mining and Milling Company                                Colorado
Mt. Emmons Mining Company                                           Delaware
  Silver Springs Ranch, Inc.                                        Colorado

Amax Energy Inc.                                                    Delaware
  Amax Zinc (Newfoundland) Limited                                  Delaware
  Cyprus Amax Coal Company                                          Delaware
      Alliance Power Marketing, Inc.                                Delaware
      Cyprus Amax Coal Sales Corporation                            Delaware
      Cyprus Amax Millennium Corporation                            Delaware
      Cyprus Australia Coal Company                                 Delaware
         McIlwraith McEacharn Pty Limited                           Australia
         McIlwraith Mining Pty Limited                              Australia
         Oakbridge Pty Limited - (41.3%)  (l)                       Australia
         Cyprus Springvale Pty Limited                              Australia
         Cyprus (Queensland) Pty Limited                            Australia
      Cyprus Coal Development Corporation                           Delaware
      Cyprus Coal Equipment Company                                 Delaware
      Cyprus Consolidated Resources Corporation                     Delaware
      Cyprus Cumberland Coal Corporation                            Kentucky
      Cyprus Cumberland Resources Corporation                       Delaware
      Cyprus Emerald Resources Corporation                          Delaware
      Cyprus Empire Corporation                                     Delaware
      Cyprus Freeport Resources Corporation                         Delaware
      Cyprus Kanawha Corporation                                    Delaware
      Cyprus Meullaboho Coal Mining Limited                         Bermuda
      Cyprus Mountain Coals Corporation                             Delaware
      Cyprus River Processing Corporation                           Delaware
      Cyprus Shoshone Coal Corporation                              Delaware
      Cyprus Southern Realty Corporation                            Kentucky
      Cyprus Plateau Mining Corporation - (85%) (m)                 Delaware
      Colorado Yampa Coal Company                                   Delaware
      Twentymile Coal Company                                       Delaware
      Pennsylvania Services Corporation                             Delaware
      Amax Coal Company                                             Delaware
         Yankeetown Dock Corporation- (60%) (n)                     Indiana
      Amax Coal Sales Company                                       Delaware
      Amax Coal West, Inc.                                          Delaware
      Amax Land Company                                             Delaware
      Ayrshire Land Company                                         Delaware
      Beech Coal Company                                            Delaware

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                                                                   Organized
                                                                     Under
                 Company                                            Laws of
---------------------------------------------                       -------

   Cannelton Inc.                                                   Delaware
      Cannelton Industries, Inc.                                 West Virginia
         Dunn Coal & Dock Company                                West Virginia
         Maple Meadow Mining Company                                Delaware
      Cannelton Land Company                                        Delaware
      Cannelton Sales Company                                       Delaware
   Meadowlark Inc.                                                  Indiana
   Grassy Cove Coal Mining Company                                  Delaware
   Roaring Creek Coal Company                                       Delaware
      Bentley Coal Company                                        Partnership
      Skyline Coal Company                                        Partnership
      Kentucky Prince Coal Company                                Partnership

Amax Gold Inc.- (58.8%)  (o)                                        Delaware
   AGI Chile Credit Corp., Inc.                                     Delaware
   AGI Chile Finance Corporation                                    Delaware
   Amax Gold (B.C.) Ltd.                                            Delaware
   Fairbanks Gold Ltd.                                                B.C.
      Electrum Resources Corp                                        Alaska
      Melba Creek Mining, Inc.                                       Alaska
   Amax Gold Exploration Canada, Ltd.                                Canada
   Amax Gold Exploration, Inc.                                      Delaware
      Amax Gold de Chile Limitada (50%) (p)                          Chile
   Amax Gold Refugio, Inc.                                          Delaware
      Compania Minera Maricunga (50%) (q)                            Chile
   Amax Long Valley Gold Corporation                                Delaware
   Amax Precious Metals, Inc.                                       Delaware
   Cyprus Magadan Gold Corporation                                  Delaware
      Omolon Gold Mining Company (50%) (r)                    Russian Federation
   Fairbanks Gold Mining, Inc                                       Delaware
      Morrison Knudsen Fort Knox Project Limited,
       LLC (1%) (s)                                                  Ohio
   Guanaco Mining Company, Inc.                                     Delaware
      Compania Minera Amax Guanaco (90%) (t)                         Chile
      Amax Gold de Chile Limitada (50%)                              Chile
   Haile Mining Company                                             Delaware
   Lancaster Mining Company, Inc.                                   Delaware
   Lassen Gold Mining, Inc.                                         Delaware
   Luning Gold Inc.                                                  Nevada
   Nevada Gold Mining, Inc,                                         Delaware
   Waihi Financing Limited (u)                                    New Zealand
      Martha Holdings Limited                                     New Zealand
         Waihi Resources Limited                                  New Zealand
            Waihi Mines Limited                                   New Zealand
              Martha Mining, Ltd. (33.51%) (v)                    New Zealand
   Wind Mountain Mining, Inc.                                       Delaware
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                                                                    Organized
                                                                      Under
                 Company                                             Laws of
---------------------------------------------                        -------

Amax Canada Development Limited                                       Canada
Amax de Chile, Inc.                                                  Delaware
    Cyprus Lac Minera Limitada - (50%) (w)                            Chile
Amax Exploration, Inc.                                               Delaware
Amax Exploration (Ireland), Inc.                                     Delaware
Amax Investment (France), Inc.                                       Delaware
Amax Research and Development, Inc.                                  Delaware
Amax Arizona, Inc.                                                    Nevada
Amax Copper, Inc.                                                    Delaware
Amax Realty Development, Inc.                                        Delaware
Amax Specialty Coppers Corporation                                   Delaware
Amax Specialty Metals (Driver), Inc.                                 Delaware
Blackwell Zinc Company, Inc.                                         New York
CAM Receivables Corporation                                          Delaware
Cyprus Amax Finance Corporation                                      Delaware
Missouri Lead Smelting Company                                       Delaware


(a) 49% owned by Corporacion Nacional del Cobre de Chile
(b) 50% owned by Amax de Chile, Inc.
(c) 24.99% held by BHP Minerals International, Inc.
(d) 34% owned by John and Mary Gay; 7% owned by various individuals
(e) 8.3% owned by employees; 9.2% owned by Cia de Minas Buenaventura S.A.
(f) 95% owned by Cyprus Amax Indonesia Corporation; 5% owned by Cyprus Gold Australia Corporation
(g) 5% owned by Pura Grahasentosa; 9.99% owned by Iriana Bonggo Pte Ltd.
(h) 50% owned by Newcrest International Pty Limited
(i) 90.33% owned by Cyprus Foote Mineral Company; 9.67% owned by Cyprus Exploration and Development Corporation
(j) 50% owned by Cyprus Specialty Metals Company; 50% owned by Cyprus Foote Mineral Company
(k) 55% owned by Cyprus Foote Mineral Company; 45% owned by Minera Cyprus Amax Chile Limitada
(l) 25.6% owned by Tomen Corporation; 23.6% owned by Nippon Oil (Australia) Pty Limited; 6.7% owned by Ban-Pu Australia Pty Limited; 2.9% owned by Kawasho Corporation.
(m) 12% owned by Mitsubishi Development Pty Ltd.; 3% owned by Mitsubishi International Corporation
(n) 40% owned by Peabody Coal Company
(o) 41.2% publicly traded; 58.8% owned by Cyprus Amax Minerals Company and affiliates
(p) 50% owned by Amax Gold Exploration Inc.; 50% owned by Guanaco Mining Company, Inc.
(q) 50% owned by Bema Gold (Bermuda) Ltd.
(r) 50% owned by Russian partners (the Association, Geometal, Dukat, MGSC, and Rossiisky Kredit)
(s) 99% owned by Morrison Knudsen Corporation
(t) 10% owned by CORFO
(u) All outstanding preference shares owned by ACM (New Zealand) Limited
(v) 32.98% owned by AUAG Resources Limited; 33.51% owned by Welcome Gold Mines Limited
(w) 50% owned by Cyprus El Abra Corporation